UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.   )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

EyeGate Pharmaceuticals, Inc.

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

See the reverse side of this notice to obtain proxy materials and voting instructions.*** Exercise Your Right to Vote ***Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on <mtgdate>.You are receiving this communication because you holdshares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).We encourage you to access and review all of the important information contained in the proxy materials before voting. Meeting Information Meeting Type:<mtgtype>For holders as of:<rec date>Date: Time: <mtgtime>Location:0000383528_1 R1.0.1.17 EYEGATE PHARMACEUTICALS, INC. EYEGATE PHARMACEUTICALS, INC.271 WAVERLEY OAKS ROAD, SUITE 108 WALTHAM, MA 02452 Annual Meeting May 14, 2018 July 10, 2018 July 10, 2018 10:00 AM EDT the offices of Burns & Levinson LLP125 Summer Street Boston, Massachusetts 02110

Before You Vote How to Access the Proxy Materials Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. How To Vote Proxy Materials Available to VIEW or RECEIVE: How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:1)BY INTERNET:www.proxyvote.com2)BY TELEPHONE:1-800-579-16393)BY E-MAIL*:sendmaterial@proxyvote.com*If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.Form 10-K 2. Notice & Proxy Statement Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 26, 2018 to facilitate timely delivery.

Voting items The Board of Directors recommends you vote FOR the following Class III directors to hold office until the annual meeting of stockholders in 2021:1. Election of Directors Nominees01 Stephen From02 Peter Greenleaf The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5.2 The ratification of the appointment of Eisner Amper LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 20183 The approval of an amendment to the Company's 2014 Equity Incentive Plan to increase the maximum number of shares authorized for issuance thereunder by 6,000,000 shares4 The approval of an amendment to the Companys Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock to 120,000,0005 The approval of an amendment to the Company's Restated Certificate of Incorporation to effect a reverse stock split of the shares of the Company's Common Stock at a ratio of not less than 1-for-2 and not greater than 1-for-15, with the exact ratio of, effective time of and decision to implement the reverse stock split to be determined by the Board of Directors (the Reverse Stock Split)NOTE: Such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.